UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2018
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
     Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

As previously announced Dr. Juergen Wunram, Senior Vice President and Chief Operating Officer of Diebold Nixdorf, Incorporated (the “Company”), will retire from this position and step down as a member of the Company’s Board of Directors (the “Board”) on May 31, 2018.

On May 22, 2018, the Board appointed Ellen M. Costello, age 63, to the Board effective June 1, 2018. Ms. Costello’s term will expire at the Company’s 2019 Annual Meeting of Stockholders. She will serve on the Board’s Audit Committee and the Finance Committee.

Ms. Costello served as the Chief Executive Officer of BMO Financial Corporation and U.S. Country Head of BMO Financial Group from 2011 until 2013. Prior to this, she was Group Head of Personal and Commercial Banking for the U.S. and the Chief Executive Officer of BMO Harris Bank N.A. and BMO Financial Corporation. In total, Ms. Costello spent 30 years at BMO (a global diversified financial services company) holding a wide range of senior leadership positions across retail, commercial and corporate banking and capital markets in the U.S., Canada and Asia.

Ms. Costello’s compensation for her service as a director will be consistent with that of the Company’s other directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 14, 2018 under the caption “Compensation of Directors,” which portion of such proxy statement is incorporated herein by reference.

There are no arrangements or understandings between Ms. Costello and any other persons pursuant to which Ms. Costello was selected as a director. There have been no transactions involving the Company or any of its subsidiaries in which Ms. Costello has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On May 23, 2018, the Company issued a press release announcing Ms. Costello’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and furnished herewith.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	News Release of Diebold Nixdorf, Incorporated dated May 23, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
May 23, 2018	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary